[Form of Registration Rights Agreement]

Exhibit 10.1

REGISTRATION RIGHTS AGREEMENT

among

DESARROLLADORA HOMEX, S.A. DE C.V.,
BANCO SANTANDER MEXICANO, S.A.,
as trustee of TRUST NO. F/10289, FOR THE BENEFIT OF
THE DE NICOLÁS FAMILY,

BERMUDA TRUST COMPANY LIMITED,
as trustee of ZN MEXICO TRUST,

and

EIP INVESTMENT HOLDINGS, LLC

Dated as of June [•], 2004

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TABLE OF CONTENTS
(continued)

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REGISTRATION RIGHTS AGREEMENT

     REGISTRATION RIGHTS AGREEMENT (this “Agreement”), dated as of June [•], 2004, among Desarrolladora Homex S.A. de C.V., a sociedad anónima de capital variable organized under the laws of Mexico (the “Company”), Banco Santander Mexicano, S.A., as trustee of Trust No. F/10289, for the benefit of the de Nicolás family, a trust organized under the laws of Mexico (the “De Nicolás Family Trust”), Bermuda Trust Company Limited, as trustee of ZN Mexico Trust, a trust organized under the laws of Bermuda (“ZN Mexico Trust”), and EIP Investment Holdings, LLC, a limited liability corporation organized under the laws of Delaware (“EIP”).

     WHEREAS, the De Nicolás Family Trust, ZN Mexico Trust, and EIP are the beneficial owners of all the outstanding common shares of the Company (the “Common Shares”);

     WHEREAS, the Company will effect an initial public offering in the United States of certain of the Common Shares (the “Public Offering”) pursuant to a Registration Statement on Form F-1 under the U.S. Securities Act of 1933 (the “Registration Statement”);

     WHEREAS, the Company has agreed to provide the registration rights described herein to the De Nicolás Family Trust, ZN Mexico Trust, and EIP, following the Public Offering, and the Company, the De Nicolás Family Trust, ZN Mexico Trust, and EIP are entering into this Agreement to set forth the terms and conditions applicable to the grant and exercise of the registration rights;

     NOW, THEREFORE, in consideration of the promises and the mutual covenants and agreements contained herein, the parties hereto agree as follows:

ARTICLE I
DEFINITIONS

     Section 1.1 Defined Terms. Capitalized terms used herein and not otherwise defined shall have the following meanings:

     “Commission” means the U.S. Securities and Exchange Commission.

     “Effective Date” means the date that the Registration Statement is declared effective by the Commission.

     “Exchange Act” means the U.S. Securities Exchange Act of 1934, as amended.

     “Holder” means each of the De Nicolás Family Trust, ZN Mexico Trust, and EIP, and their respective successors and assigns, as contemplated by Section 9.3 hereof.

     “Person” means a natural person, a partnership, a corporation, a limited liability company, an association, a joint stock company, a trust, a joint venture, an unincorporated organization or other entity, or a governmental entity or any department, agency or political subdivision thereof, each as may be organized, where applicable, under the laws of a State of the United States or another jurisdiction.

     “Registrable Shares” means, at any time, the Common Shares now or hereinafter held or acquired by the De Nicolás Family Trust, ZN Mexico Trust, and EIP, including by way of a stock dividend or a stock split or in connection with a combination of shares, recapitalization, merger, consolidation, or other reorganization, and Common Shares transferred by each of the De Nicolás Family Trust, ZN Mexico Trust, and EIP in accordance with Section 9.3 hereof.

     “Securities Act” means the U.S. Securities Act of 1933, as amended.

     “Subsidiary” of any Person means any other Person of which securities or other ownership interests representing 50% or more of the ordinary voting power are, at the time as of which any determination is being made, owned or controlled by such Person or one or more Subsidiaries of such Person, or by such Person and one or more Subsidiaries of such Person.

ARTICLE II
DEMAND REGISTRATION

     Section 2.1 Demand Registrations. Subject to the terms of this Agreement, the Holders of Registrable Shares may, at any time beginning 180 days after the Effective Date, request registration under the Securities Act on Form F-1 or any similar long-form registration statement, of Registrable Shares with an expected aggregate price to the public of at least U.S.$5.0 million. A registration requested pursuant to this Section 2.1 is referred to as a “Demand Registration.” The Company is required to effect no more than two Demand Registrations for each of the Holders (including the successors and assigns of such Holders), counting for these purposes only registrations which have been declared or ordered effective and pursuant to which securities have been sold and registrations which have been withdrawn by the Holders.

     Section 2.2 Notice of Demand Registration. In the event that securities of the Company are to be registered under the Securities Act pursuant to a Demand Registration, the Company will give written notice to the Holders (within five business days after its receipt of notice of any exercise of the demand registration rights pursuant to this Article II and at least 20 days prior to the filing of any registration statement) of its intention to effect such a registration, and will include in such registration all Registrable Shares with respect to which the Company has received written requests for inclusion therein within 10 days after the Company’s notice has been given, subject to Section 2.4 hereof.

     Section 2.3 Selection of Underwriters. In the event that the Holders so elect, the offering of Registrable Shares pursuant to a Demand Registration shall be in the form of an underwritten offering. The Company shall select one or more internationally recognized firms of investment bankers reasonably satisfactory to the Holders participating in such Demand Registration to act as the book-running managing underwriter or underwriters in connection with the offering and shall select any additional investment bankers and managers reasonably satisfactory to such Holders to be used in connection with the offering.

     Section 2.4 Priority on Registrations. In the event that a Demand Registration is to be an underwritten offering and the managing underwriters of such Demand Registration advise the Company that, in their opinion, the inclusion of the number of securities requested to be included in such offering creates a substantial risk that the price per share of the Common Shares will be reduced as a result of such offering, the Company shall include Common Shares in such registration in the following order of priority: (i) first, Registrable Shares requested to be included in such registration pursuant to Sections 2.1 and 2.2, allocated pro rata among the participating Holders; and (ii) other securities requested to be included in such registration.

     Section 2.5 Restrictions on Registration. In the event that the Company furnishes to the Holders of Registrable Shares to be included in such Demand Registration a certificate signed by the Company’s Chief Executive Officer stating that the Board of Directors of the Company has determined reasonably and in good faith that such filing would require disclosure of a material fact concerning the Company (which the Company is not otherwise required to disclose) that would have a material adverse effect on the Company or adversely affect any plan by the Company or any of its Subsidiaries to engage in any acquisition of assets (other than in the ordinary course of business) or capital stock or other securities of any other entity, or any financing, acquisition, reorganization, merger, consolidation, tender offer or other significant transaction, the Company may postpone the filing or the effectiveness of a registration statement for a Demand Registration for a reasonable period not to exceed 90 days; provided that the right to postpone may not be exercised for a period in excess of 120 days within any 12-month period. The Company will not include in any Demand Registration that is an underwritten offering any securities which are not Registrable Shares without the written consent of the Holders of a majority of the Registrable Shares to be included in such registration.

ARTICLE III
PIGGYBACK REGISTRATION

     Section 3.1 Piggyback Rights. In the event that Common Shares of the Company are to be registered under the Securities Act (other than pursuant to a Demand Registration) and the registration form to be used may be used for the registration of Registrable Shares (a “Piggyback Registration”), the Company will give written notice to the Holders (within five business days after its receipt of notice of any exercise of demand registration rights by holders of the Company’s securities other than the Registrable Shares and at least 20 days prior to the filing of any registration statement) of its intention to effect such a registration and will include in such registration all Registrable Shares with respect to which the Company has received written requests for inclusion therein within 10 days after the Company’s notice has been given, subject to Sections 3.2 and 3.3 hereof. The Company will have the right to select the managing underwriters in any underwritten Piggyback Registration in which the Company is selling Common Shares. If a Holder desires to include such Holder’s Registrable Shares in a Piggyback Registration that is an underwritten offering, such Holder shall, as a condition to including such Holder’s Registrable Shares, enter into an underwriting agreement reasonably satisfactory to the Company containing customary terms and conditions, including customary representations and indemnities.

     Section 3.2 Priority on Primary Registrations. In the event that a Piggyback Registration is to be an underwritten primary registration on behalf of the Company and the managing underwriters in connection with the Piggyback Registration advise the Company that, in their opinion, the number of securities requested to be included in such offering creates a substantial risk that the price per share of the Common Shares will be reduced as a result of such offering, the Company shall include Common Shares in such registration in the following order of priority: (i) first, securities the Company proposes to sell; (ii) second, Registrable Shares requested to be included in such registration, allocated pro rata among the participating Holders; and (iii) third, other securities requested to be included in such registration.

     Section 3.3 Other Registrations. If the Company has previously filed a registration statement which includes Registrable Shares pursuant to Section 2.1 or pursuant to Section 3.1, and if such previous registration has not been withdrawn or abandoned, the Company will not file or cause to be effected any other registration of any of its equity securities or securities convertible or exchangeable into or exercisable for its equity securities under the Securities Act, whether on its own behalf or at the request of any holder or holders of such securities, until a period of 90 days has elapsed from the date that the registration statement in connection with such previous registration becomes effective, without the prior consent of the Holders of a majority of the Registrable Shares covered by such previous registration statement.

ARTICLE IV
REGISTRATION ON FORM F-3

     After its initial public offering, the Company shall use its best efforts to qualify for registration on Form F-3 or any comparable or successor form or forms. After the Company has qualified for the use of Form F-3, in addition to the rights contained in Articles II and III, the Holders of Registrable Shares shall have the right to request registrations on Form F-3 (such requests shall be in writing and shall state the number of Registrable Shares to be disposed of and the intended methods of disposition of such shares by such Holder or Holders); provided, however, that the Company shall not be obligated to effect any such registration (i) if the Holders, together with the holders of any other securities of the Company entitled to inclusion in such registration, propose to sell Registrable Shares and such other securities (if any) on Form F-3 at an aggregate price to the public of less than $5,000,000, (ii) if the Company shall furnish the certification described in Section 2.5 (but subject to the limitations set forth therein), (iii) if, in a given twelve-month period, the Company has effected one such registration in such period or (iv) if such registration is to be effected more than five years after the Company’s initial public offering.

ARTICLE V
HOLDBACK AGREEMENTS

     Section 5.1 Limitations on the Company. Unless the underwriters managing the registered public offering otherwise agree, the Company will not effect any public sale or distribution of its equity securities or any securities convertible into or exchangeable or exercisable for such securities during the seven days prior to and during the 90-day period beginning on the date that the underwriting agreement relating to any underwritten Demand Registration or any underwritten Piggyback Registration becomes effective (the “Holdback Period”).

     Section 5.2 Limitations on Holders. Unless the underwriters managing the registered public offering otherwise agree, no Holder will effect any public sale or distribution of the equity securities of the Company held by such Holder (including sales pursuant to Rule 144), or any securities convertible into or exchangeable or exercisable for such securities, or engage in any hedging transactions relating to the same, during the Holdback Period relating to an underwritten Demand Registration or an underwritten Piggyback Registration.

ARTICLE VI
REGISTRATION

     Section 6.1 Registration Procedures. In the event that a Holder requests that Registrable Shares be registered pursuant to the terms of this Agreement, the Company will use its best efforts to effect the registration and the sale of such Registrable Shares in accordance with the intended method of disposition thereof, as determined pursuant to this Agreement, and shall, as promptly as practicable:

         (a) prepare and file with the Commission a registration statement on the appropriate form with respect to such Registrable Shares, and if appropriate, a registration statement on Form F-6 for the registration of American Depositary Shares (“ADSs”) to represent such Registrable Shares, and use its best efforts to cause such registration statement(s) to become effective as soon as practicable after such filing;

         (b) prepare and file with the Commission amendments and supplements to the registration statement and the prospectus used in connection therewith as may be necessary to maintain the effectiveness of the registration statement and the compliance of the prospectus with the Securities Act and to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by the registration statement until such time as the Registrable Shares registered thereunder have been disposed of in accordance with the intended methods of disposition by the sellers thereof set forth in such registration statement, subject to the following conditions:

         (i) at least five business days prior to filing a registration statement or prospectus or any amendments or supplements thereto, excluding documents incorporated by reference after the initial filing of the registration statement, the Company shall furnish draft copies of all such documents proposed to be filed to the Holders of the Registrable Shares covered by such registration statement (the “Selling Holders”), to counsel to the Selling Holders, and to the underwriters, if any, which documents will be subject to the review of counsel to the Selling Holders and the underwriters, if any;

         (ii) unless required by applicable law, the Company shall not file any registration statement or amendment thereto or any prospectus or any supplement thereto to which Holders of at least a majority of the Registrable Shares covered by such registration statement shall reasonably object (the “Objecting Party”) pursuant to notice given to the Company (the “Objection Notice”), which Objection Notice shall be delivered prior to the filing of such amendment or supplement and no later than five business days after receipt of the documents to which the Objection Notice relates and shall set forth the objections and the specific areas in the draft documents where such objections arise, and in accordance with the Objection Notice, the Company shall address the objections set forth therein to the satisfaction of the Objecting Party within a period not to exceed five business days following receipt of the Objection Notice; and

         (iii) the Company shall further notify each Selling Holder of any stop order issued or threatened by the Commission in connection with the registration statement and shall use its best efforts to prevent the entry of any stop order or to obtain the withdrawal of any stop order, if entered, as promptly as possible;

         (c) furnish to each Selling Holder and the underwriters of the securities in connection with the proposed registration such number of copies of the registration statement, each amendment and supplement thereto, the prospectus included in the registration statement (including each preliminary prospectus and prospectus supplement) and such other documents as each Selling Holder or underwriter may reasonably request in order to facilitate the disposition of the Registrable Shares beneficially owned by such Selling Holder or the sale of such securities by the underwriters;

         (d) use its reasonable best efforts to comply with all applicable rules and regulations of the Commission;

         (e) use its reasonable best efforts to register or qualify the Registrable Shares under such other securities or “blue sky” laws of such jurisdictions as any Selling Holder reasonably requests and do any and all other acts and things which may be necessary or advisable to enable such seller to consummate the public sale or other disposition of the Registrable Shares beneficially owned by such Selling Holder in such jurisdictions; provided, however, that the Company shall not for any such purpose be required to qualify generally to do business as a corporation in any jurisdiction where it is not so qualified or to consent to general service of process in any such jurisdiction;

         (f) cause all Registrable Shares and any ADSs representing such shares to be listed on each securities exchange on which similar securities issued by the Company are then listed;

         (g) enter into customary agreements (including underwriting agreements) and take all such other actions as a Selling Holder or the underwriters, if any, reasonably request in order to expedite or facilitate the disposition of such Registrable Shares;

         (h) make available for inspection by the Selling Holders, any underwriter participating in any disposition pursuant to a registration statement, and any attorney, accountant or other agent designated by any such Selling Holder or underwriter, all financial and other records, pertinent corporate documents and properties of the Company, and cause the Company’s officers, directors, employees, and independent accountants to supply all information reasonably requested by any such Selling Holder, underwriter, attorney, accountant, or agent in connection with the preparation of a registration statement; provided, however, that any such records, documents, properties, and information provided by the Company that is designated in writing by the Company in good faith as confidential at the time of delivery of such records, documents, properties, or information, as applicable, shall be kept confidential by all such Persons unless (i) disclosure thereof is made in connection with a court proceeding or required by applicable law

(provided, however that each such Person shall, upon learning that disclosure of such records, documents, properties, or information, as applicable, is sought in a court proceeding or required by applicable law, give notice to the Company to allow the Company to undertake appropriate action to prevent disclosure at the Company’s sole expense), or (ii) such records, documents, properties, or information, as applicable, has previously been made or becomes available to the public generally through the Company or through a third party without an accompanying obligation of confidentiality;

         (i) cause the Company’s officers, directors and employees to participate in marketing efforts as reasonably requested by the underwriters, including participating in “roadshow” meetings with potential investors;

         (j) notify each Selling Holder, promptly after it shall receive notice thereof, of the time when the registration statement has become effective or a supplement to any prospectus forming apart of such registration statement has been filed;

         (k) notify each Selling Holder of any request by the Commission for the amending or supplementing of the registration statement or prospectus or for additional information;

         (l) prepare and file with the Commission, promptly upon the request of any Selling Holder, any amendments or supplements to the registration statement or prospectus which, in the reasonable opinion of counsel selected by the Selling Holder, is required under the Securities Act or Exchange Act or the rules and regulations promulgated thereunder in connection with the distribution of Registrable Shares by the Selling Holder;

         (m) prepare and promptly file with the Commission and promptly notify each Selling Holder of the filing of an amendment or supplement to the registration statement or prospectus as may be necessary to correct any statements or omissions if, at the time when a prospectus relating to the securities to be disposed is required to be delivered under the Securities Act, any event shall have occurred as the result of which the prospectus would include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances in which they were made, not misleading;

         (n) if the offering is to be an underwritten offering, furnish at the request of any Selling Holder, on the date or dates provided for in the underwriting agreement, a customary opinion of counsel, addressed to the underwriters and the Holders, covering such matters as such underwriters and Holders may reasonably request;

         (o) obtain “cold comfort” letters and updates thereof from the independent certified public accountants of the Company (and, if necessary, any other independent certified public accountants of any Subsidiary of the Company or of any business acquired by the Company for which financial statements and financial data are, or are required to be, included in the registration statement), addressed to each Selling Holder (provided such Selling Holder furnishes the accountants with such representations as the accountants customarily require) and the underwriters, if any, in customary form and covering matters of the type customarily covered in “cold comfort” letters in connection with underwritten offerings of securities; and

         (p) deliver such documents and certificates as may be reasonably requested by the Selling Holders and the underwriters, including those to evidence compliance with any customary conditions contained in the underwriting agreement.

     Section 6.2 Obligations of Holders. Each Holder shall:

         (a) agree to furnish to the Company such information regarding the distribution of the securities to be distributed and such other information relating to the Holders participating in such distribution and the ownership by the Holders of Registrable Shares as the Company may from time to time reasonably request in writing and each Holder shall furnish such information to the Company and cooperate with the Company as reasonably necessary to enable the Company to comply with the provisions of this Agreement;

         (b) sell its Registrable Shares on the basis provided in any underwriting arrangements governing any underwritten offering and shall complete and execute all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents required under the terms of such underwriting arrangements.

     Section 6.3 Adjustments Affecting Registrable Shares. The Company shall not knowingly take any action, or knowingly permit any change to occur, with respect to its securities which would materially adversely affect the ability of the Holders to include Registrable Shares in a registration undertaken pursuant to this Agreement or which would materially adversely affect the marketability of such Registrable Shares in any such registration.

     Section 6.4 Compliance with Rule 144. At any time and from time to time after the Company has a class of securities registered under Section 12 of the Exchange Act, the Company will (i) make available to the public and the Holders such information as will enable the Holders to make sales pursuant to Rule 144 promulgated under the Securities Act, and (ii) file with the Commission in a timely manner all reports and other documents required of the Company under the Exchange Act.

ARTICLE VII
REGISTRATION EXPENSES

     Section 7.1 Incidental Expenses. All expenses incidental to the Company’s performance of or compliance with this Agreement, including, but not limited to, all registration and filing fees, fees and expenses of compliance with federal, state and foreign securities laws, printing expenses, messenger and delivery expenses, and fees and disbursements of counsel for the Company and its independent certified public accountants, underwriters (excluding discounts and commissions attributable to the Registrable Shares included in such registration) and other Persons retained by the Company (all such expenses being herein called “Registration Expenses”), shall be borne by the Company.

     Section 7.2 Internal Expenses. The Company shall pay all internal expenses (including, but not limited to, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit or quarterly review, the expense of any liability insurance obtained by the Company and the expenses and fees for listing the securities to be registered on each securities exchange.

     Section 7.3 Legal Expenses of Holders. The Company shall reimburse the Holders for the reasonable and documented fees and disbursements of one firm of legal counsel in connection with any registration to which such Holders are entitled under this Agreement.

ARTICLE VIII
INDEMNIFICATION

     Section 8.1 Indemnification of Selling Holders and Underwriters.

         (a) In the event of any registration of Registrable Shares pursuant to this Agreement, the Company will enter into customary indemnification agreements to indemnify and hold harmless, to the fullest extent permitted by applicable law, each Selling Holder, its officers and directors, and each Person who controls such Selling Holder (within the meaning of the Securities Act or the Exchange Act) and, in the event that a disposition is to be an underwritten offering, the underwriters, their officers and directors and each Person who controls such underwriters (within the meaning of the Securities Act or the Exchange Act) from and against all losses, claims, damages, liabilities and expenses (including, but not limited to, reasonable and documented attorneys’ fees except as limited by Section 8.3) arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in any registration statement, preliminary prospectus or prospectus, or any amendment thereof or supplement thereto, or any omission or alleged omission of a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, or any violation by the Company of any United States federal or state securities laws; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) arises out of or is based upon (i) an untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement, any such preliminary prospectus or final prospectus, amendment, or supplement in reliance upon and in conformity with written information furnished to the Company by a Selling Holder or underwriter expressly for use therein or (ii) such Selling Holder’s or underwriter’s failure to deliver a copy of the prospectus or any amendments or supplements thereto after the Company has furnished such Selling Holder with a sufficient number of copies of the prospectus.

         (b) No reimbursements required by this Section 8.1 will be made by periodic payments during the course of the investigation or defense, promptly after bills are received or expenses incurred.

         (c) In connection with any registration statement in which a Selling Holder is participating, each Selling Holder shall, to the fullest extent permitted by law, indemnify the Company, its directors and officers and each Person who controls the Company (within the meaning of the Securities Act or the Exchange Act) from and against any losses, claims, damages, liabilities and expenses (including, but not limited to, reasonable and documented attorneys’ fees except as limited by Section 8.3) resulting from any untrue statement or alleged untrue statement of a material fact contained in the registration statement, preliminary prospectus or prospectus, or any amendment thereof or supplement thereto, or any omission or alleged omission of a material fact required to be stated in the registration statement, preliminary prospectus or prospectus, or any amendment thereof or supplement thereto necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that such Selling Holder shall be liable only in the event that any such loss, claim, damage, liability (or action or proceeding in respect thereof) arises out of or is based upon (i) an untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement, any such preliminary prospectus or final prospectus, amendment, or supplement in reliance upon and in conformity with written information furnished to the Company by such Selling Holder expressly for use therein or (ii) such Selling Holder’s failure to deliver a copy of the prospectus or any amendments or supplements thereto after the Company has furnished such Selling Holder with a sufficient number of copies of the prospectus;

The obligation to indemnify pursuant to this Section 8.1(c) will be several, not joint and several, among such Selling Holders, and the liability of each such Selling Holder will be in proportion to the number of Registrable Shares sold by each such Selling Holder divided by the total number of Registrable Shares to be sold pursuant to such registration statement. Any liability of a Selling Holder arising pursuant to this Section 8.1(c) will be limited to, in any event, the net amount received by such Selling Holder from the sale of Registrable Shares pursuant to such registration statement.

     Section 8.2 Indemnification Notices and Expenses. If any action is brought in respect of which indemnity may be sought pursuant to this Agreement, the Person seeking indemnification (the “Indemnified Party”) shall promptly notify the Person against whom indemnification is sought (the “Indemnifying Party”) in writing of the institution of such action; provided, however, that the failure so to notify will not relieve the Indemnifying Party from any liability that it may have to the Indemnified Party under this Article VII to the extent the Indemnifying Party is not materially prejudiced as a result thereof, and in no event shall it relieve the Indemnifying Party from any liability it may have otherwise than pursuant to this Article VII. The Indemnifying Party shall assume the defense of such action, including the employment of counsel reasonably satisfactory to the Indemnified Party or parties and payment of expenses. The Indemnified Party or parties shall have the right to employ its or their own counsel in any such case, which fees and expenses of such counsel shall be at the expense of Indemnified Party or parties, unless (i) the employment of such counsel shall have been authorized in writing by the Indemnifying Party, (ii) the Indemnifying Party shall not have employed counsel reasonably satisfactory to the Indemnified Party or parties within a reasonable time or (iii) such Indemnified Party or parties shall have reasonably concluded (based on the advice of counsel) that there may be defenses available to it or them that are different from or additional to those available to the Indemnifying Party and may present a conflict for counsel representing the Indemnified Party or parties and the Indemnifying Party (in which case the Indemnifying Party shall not have the right to direct the defense of such action on behalf of the Indemnified Party or parties), in any of which events such fees and expenses shall be borne by the Indemnifying Party and paid as incurred (it being understood, however, that the Indemnifying Party shall not be liable for the fees and expenses of more than one separate counsel (in addition to local counsel) for the Indemnified Parties in any one action or series of related actions in the same jurisdiction representing the Indemnified Parties who are parties to such action). Anything in this paragraph to the contrary notwithstanding, the Indemnifying Party shall not be liable for any settlement effected without its written consent unless the Indemnifying Party shall have failed to assume the defense of such action or reimburse the Indemnified Party for fees and expenses of counsel as contemplated by this Section 8.2 within 30 days after receipt by the Indemnifying Party of the request therefor. An Indemnifying Party will not, without the prior written consent of the Indemnified Parties, settle or compromise or consent to the entry of any judgment in any action in respect of which indemnification may be sought hereunder unless such settlement, compromise or consent includes an unconditional release of the indemnified parties from all liability arising out of the action.

     Section 8.3 Contribution. If the indemnification provided for in this Article VII is held by a court of competent jurisdiction to be unavailable to an Indemnified Party with respect to any losses, claims, damages or liabilities referred to herein, the Indemnifying Party, in lieu of indemnifying such Indemnified Party thereunder, shall to the fullest extent permitted by applicable law contribute to the amount paid or payable by such Indemnified Party as a result of such loss, claim, damage or liability in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party on the one hand and of the Indemnified Party on the other in connection with the matters that resulted in such loss, claim, damage or liability, as well as any other relevant equitable considerations. The relative fault of the Indemnifying Party and of the Indemnified Party shall be determined by a court of law by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact related to information supplied by the Indemnifying Party or by the Indemnified Party and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement of omission; provided, that in no event shall the amounts payable in indemnity by a Holder under Article VII exceed the net proceeds received by such Holder in the registered offering out of which such indemnification arises. No party guilty of fraudulent misrepresentation under Section 11(f) of the Securities Act shall be entitled to contribution under this Section 8.3.

     Section 8.4 Conflict with Underwriting Agreement. Notwithstanding the foregoing, to the extent that the provisions on indemnification and contribution contained in the underwriting agreement entered into in connection with the underwritten public offering are in conflict with the foregoing provisions, the provisions in the underwriting agreement shall control.

     Section 8.5 Survival of Obligation to Indemnify. The indemnification provided for under this Agreement will remain in full force and effect regardless of any investigation made by or on behalf of the Indemnified Party or any officer, director or controlling Person of such Indemnified Party and will survive the transfer of securities.

ARTICLE IX
MISCELLANEOUS

     Section 9.1 Remedies. Any Person having rights under any provision of this Agreement will be entitled to enforce such rights specifically, to recover damages caused by reason of any breach of any provision of this Agreement and to exercise all other rights granted by applicable law.

     Section 9.2 Amendments and Waivers. Except as otherwise expressly provided herein, the provisions of this Agreement may be amended or waived at any time only by the written agreement of the Company and each of the Holders. Any waiver, permit, consent or approval of any kind or character on the part of any Holders of any provision or condition of this Agreement must be made in writing and shall be effective only to the extent specifically set forth in writing.

     Section 9.3 Successors and Assigns. The rights to cause the Company to register Registrable Shares granted pursuant to this Agreement may be transferred or assigned by any Holder to a transferee or assignee; provided, however, that the transferee or assignee of such rights assumes the obligations of such transferor or assignor, as the case may be, under this Agreement and that such transferee or assignee executes and delivers a copy of this Agreement to the Company.

     Section 9.4 Termination. Except as otherwise provided in this Agreement and except for the provisions of Article VII, the rights of a Holder under this Agreement shall remain in effect with respect to the Registrable Shares of such Holder until such Registrable Shares (i) have been disposed under an effective registration statement; (ii) have been disposed to the public pursuant to Rule 144 under the Securities Act; or (iii) may be resold, without regard to the volume limitations, under Rule 144 under the Securities Act.

     Section 9.5 Integration. This Agreement constitutes the entire agreement of the parties concerning the subject matter hereof, and supersedes all prior agreements, promises, undertakings, representations, or warranties relative to the subject matter hereof not expressly set forth or referred to in this Agreement.

     Section 9.6 Severability. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of the prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

     Section 9.7 Headings. The descriptive headings contained in this Agreement are for convenience of reference only and do not constitute a part of and shall not be utilized in interpreting or construing the meaning of this Agreement.

     Section 9.8 Communications. Any communications required or permitted to be sent hereunder shall be delivered personally, mailed, certified mail, return receipt requested, delivered by overnight courier service, or transmitted via facsimile. Each communication shall be made to the relevant party at the address or facsimile number set forth below, or such other addresses as shall be given by communication delivered hereunder, and marked for the attention of the person(s) named below or from time to time specified in a written communication by that party to the other parties for such purpose.

         (a) The initial information for the parties is as follows:

         (i) if to the Company, to:

Andador Javier Mina 891-B
Colonia Centro Sinaloa
80200 Culiacán, Sinaloa, México

     Attention: Chief Financial Officer

         (ii) if to the De Nicolás Family Trust:

     [•]

     Attention:

         (iii) if to ZN Mexico Trust:

6 Front Street
Hamilton HM DX
Bermuda

     Attention: Luis Alberto Harvey McKissack

         (iv) if to EIP:

Two North Riverside Plaza
Chicago, IL 60606

     Attention: General Counsel

         (v) if to any other Holder, to the address specified in writing by such Holder.

         (b) A communication shall be deemed received (if by facsimile transmission) when an acknowledgment of receipt is received or (if by letter) when delivered, in each case in the manner required by this Section 9.8.

         (c) Any notice, request, or demand pursuant to this Agreement shall not be effective until received.

     Section 9.9 Governing Law. This Agreement is governed by and shall be construed in accordance with the laws of the State of New York.

     Section 9.10 Submission to Jurisdiction and Agent for Service of Process. Each of the Company, the De Nicolás Family Trust, ZN Mexico Trust, and EIP agrees that any suit, action or proceeding against such person brought by any other such person, the directors, officers, employees and agents of such person, or by any person who controls such person, arising out of or based upon this Agreement or the transactions contemplated hereby may be instituted in any court located in New York or in the courts of Mexico, and waives any objection which it may now or hereafter have to the laying of venue of any such proceeding and any right to which it may be entitled on account of place of residence or domicile, and irrevocably submits to the jurisdiction of such courts in any suit, action or proceeding. Each of the Company, the De Nicolás Family Trust, and ZN Mexico Trust hereby irrevocably designate CT Corporation, with offices located at present at 111 Eighth Avenue, New York, New York 10011 as its authorized agent to accept and acknowledge on its behalf service of any process that may be served in any proceeding in New York. The provisions of this Section 9.10 shall survive any termination of this Agreement, in whole or in part.

     Section 9.11 Waiver of Jury Trial. Each of the parties hereto irrevocably and unconditionally waives trial by jury in any legal action or proceeding relating to this Agreement or the transactions contemplated hereby and for any counterclaim therein.

     Section 9.12 Counterparts. This Agreement may be executed by one or more of the parties hereto in any number of separate counterparts (including by facsimile transmission), and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

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     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their proper and duly authorized officers as of the date first above written.

DESARROLLADORA HOMEX, S.A. DE C.V.

By:

Name:
Title:

BANCO SANTANDER MEXICANO, S.A., AS TRUSTEE OF THE DE NICOLAS FAMILY TRUST

By:

Name:
Title:

BERMUDA TRUST COMPANY LIMITED, AS TRUSTEE OF ZN MEXICO TRUST

By:

Name:
Title:

EIP INVESTMENT HOLDINGS, LLP

By:

Name:
Title: